Exhibit 10.46

                                SECOND AMENDMENT
                                       TO
              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT (the "Second Amendment") is made and entered into as of this 28th day of July, 1999, between COMPOSITECH LTD., a Delaware corporation (the "Company") and the Purchasers of the Third Closing Bridge Notes, as hereinafter defined (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers"), in connection with an Additional Closing as contemplated in the Purchase Agreement (defined below). Capitalized terms used and not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Purchase Agreement.

                                   Background

     The Company has previously authorized the issuance, sale, and delivery of up to $1,500,000 in original principal amount of the Company's Series 1 Secured Convertible Bridge Financing Notes (the "Bridge Notes") in the Series 1 Bridge Note Purchase And Security Agreement (the "Purchase Agreement") dated March 16, 1999, by and among the Company and the Purchasers. The First Closing under the Purchase Agreement for the sale and issuance of $500,000 in original principal amount of Bridge Notes took place pursuant to the terms of the Purchase Agreement on that date, the Second Closing for the sale and issuance of $430,000 in original principal amount of Bridge Notes took place, pursuant to the terms of the Purchase Agreement and the First Amendment to Series 1 Bridge Note Purchase and Security Agreement dated April 21, 1999 (the "First Amendment") executed in connection with the Second Closing, on April 21, 1999, and the parties now wish to conduct an Additional Closing under the Purchase Agreement (the "Third Closing"), to provide for the issuance, sale, and delivery of up to $570,000 in original principal amount of Bridge Notes (the "Third Closing Bridge Notes") contemporaneously herewith, and to amend the Purchase Agreement to, inter alia, provide for additional Collateral as security for the Third Closing Bridge Notes.

                                    Agreement

     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers under this Second Amendment hereby agree as follows:

     Article 1. Third Closing Grant of Security Interest and Provision of Collateral.

     Section 1.1. Additional Equipment as Security. In order to secure the obligations of the Company due to the Purchasers of the Third Closing Bridge Notes, in addition to the general credit of the Company, the Company hereby grants to Purchasers of the Third Closing Bridge Notes, effective on the Additional Closing Date established therefor, a continuing first priority security interest in and a general lien upon the equipment listed and related proceeds described on Exhibit A hereto and incorporated herein by reference (the "Third Closing Collateral"). The Company and all Purchasers of Third Closing Bridge Notes acknowledge and agree that the Equipment (and any proceeds related thereto) pledged as collateral pursuant to the First Closing and Second Closing, respectively, does not provide security for the Third Closing Bridge Notes, and that such Third Closing Bridge Notes are secured solely by the Third Closing Collateral.

                                                                   Exhibit 10.46

     Section 1.2. Remedies Upon Default under the Third Closing Bridge Notes. Upon the occurrence or existence of an "Event of Default" as defined in Section 10 of the Third Closing Bridge Notes, and subject to the terms of Article 2 of the Purchase Agreement, as specifically amended by the First Amendment to Series 1 Bridge Note Purchase and Security Agreement dated April 21, 1999, and as further amended by this Second Amendment, each Purchaser of the Third Closing Bridge Notes shall have the right to pursue all available remedies at law or in equity, including without limitation:

          (a) all of the rights and remedies available to a secured party under the Uniform Commercial Code as adopted in the State of New York and any other applicable law, all of which shall be cumulative and none of which shall be exclusive to the fullest extent permitted by law, and all other legal and equitable rights under this Second Amendment and the Transaction Agreements which may be available to such Purchasers, all of which shall be cumulative;

          (b) the right to take possession of the Third Closing Collateral upon receipt by the Company of 24 hours' written notice of Purchasers' intention to do so, and to enter the offices of the Company during normal business hours to take possession of the Third Closing Collateral; the right of the Purchaser to (a) enter upon the premises of the Company or any of its subsidiaries, or any other place or places where the Third Closing Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving Company or any of its subsidiaries notice and opportunity for a hearing on the validity of the Purchaser's claim and without any obligation to pay rent to Company or any of its subsidiaries, and remove the Third Closing Collateral therefrom to the premises of Purchaser or any agent of Purchaser, for such time as Purchaser may desire, in order to effectively collect or liquidate the Third Closing Collateral; and/or (b) require Company to assemble the Third Closing Collateral and make it available to Purchaser at a place to be designated by the Purchaser, in its sole discretion.

          (c) the right to sell or otherwise dispose of all or any part of the Third Closing Collateral in its then condition, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as such Purchaser may deem advisable, and purchase all or any part of the Third Closing Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Company obligations under the Third Closing Bridge Notes, and to apply the proceeds realized from such sale, after allowing two (2) business days for collection, first to the reasonable costs, expenses, and attorneys' fees and expenses incurred by such Purchaser for collection and for acquisition, storage, sale, and delivery of the Third Closing Collateral, secondly to interest due upon the Company obligations under the Third Closing Bridge Notes, and thirdly to the principal of the Company obligations under the Third Closing Bridge Notes; and

          (d) the right to proceed by an action or actions at law or in equity to obtain possession of the Third Closing Collateral, to recover the Company obligations under the Third Closing Bridge Notes and amounts secured hereunder or thereunder or to foreclose under this Agreement or the other Transaction Agreements and sell the Third Closing Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

     Section 1.3. Agreement to Appointment of Purchaser Representative. Each Purchaser hereto hereby acknowledges and agrees to the irrevocable appointment of Representative, as defined in the Purchase Agreement as amended by the First Amendment, to act as the sole and exclusive agent and

                                                                   Exhibit 10.46

representative of such Purchaser to act on behalf of such Purchaser and in such Purchaser's name, place, and stead, to exercise all rights of such Purchaser, and take all action on behalf of Purchaser that may be taken by Purchaser with respect to the collateral granted under this Second Amendment, the First Amendment, the Purchase Agreement, the Bridge Notes, and the other Transaction Agreements, all as more fully set forth in the Purchase Agreement and the First Amendment.

     Section 1.4. Legal Opinion of Company Counsel. The opinion of legal counsel to the Company in substantially the form of Exhibit B attached hereto is issued in connection with the Third Closing.

     Section 1.5. Provision for Updated Disclosure Schedule. In connection with the Third Closing and this Second Amendment executed pursuant thereto, the Company may in its discretion update its disclosure to Purchasers of certain information required under Article 3 of the Purchase Agreement, by attaching to this Second Amendment an updated Disclosure Schedule, as indicated on Schedule 1 attached hereto and incorporated herein by reference.

     Section 1.6. No Further Amendment. Except as specifically provided in this Second Amendment, the Purchase Agreement, as amended by the First Amendment, and all its original terms, covenants, conditions, and agreements, including without limitation the Company's representations and warranties therein, shall remain in full force and effect as originally executed by the parties thereto, including the Purchasers executing Purchaser signature pages to this Second Amendment, such execution being deemed to be execution of the Purchase Agreement.

                            Article 2. Miscellaneous.

     Section 2.1. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers under this Third Closing, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Second Amendment and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters other than those contained in the Purchase Agreement, which remain in full force and effect as if made on the date hereof. No provision of this Second Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 2.2. Governing Law. This Second Amendment shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties agree that any appropriate State court located in New Castle County, Delaware or the Federal courts located in the District of Delaware, shall have jurisdiction of any case or controversy arising under or in connection with this Second Amendment and shall be the proper forum in which to adjudicate such case or controversy, and the parties further agree to submit to the personal jurisdiction of such court.

     Section 2.3. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Second Amendment must be in writing and given as more fully provided for in Section 9.5 of the Purchase Agreement.

   [Remainder of page intentionally left blank; signatures begin on next page]

                                                                   Exhibit 10.46

                             COMPANY SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


                                  COMPANY

                                  COMPOSITECH LTD.


                                  By: /s/ Samuel S. Gross
                                      -----------------------
                                      Samuel S. Gross, Executive Vice President

                                                                   Exhibit 10.46


                            PURCHASER SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO SERIES 1 BRIDGE NOTE
                         PURCHASE AND SECURITY AGREEMENT
                                       AND
              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


                                      PURCHASER

                                      BRONIA GmbH


                                      By: /s/ Bernard Muller
                                          ----------------------

                                      Name: Bernard Muller

                                      Title: President


================================================================================
                                    Bronia GmbH
Purchaser Name Address and          Baarerstrasse 73, Postfach 2515
Facsimile Number                    6302 Zug
                                    Switzerland
--------------------------------------------------------------------------------

Principal Amount of Third           USD$250,000.00
Closing Bridge Notes Purchased
--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number
================================================================================

                                                                   Exhibit 10.46


                            PURCHASER SIGNATURE PAGE
                                       TO
                    SECOND AMENDMENT TO SERIES 1 BRIDGE NOTE
                         PURCHASE AND SECURITY AGREEMENT
                                       AND
              SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


                                      PURCHASER

                                      SOVCAP EQUITY PARTNERS LTD.


                                      By: /s/ Barry W. Herman
                                          -----------------------

                                      Name: Barry W. Herman

                                      Title: President

================================================================================
                                    SOVCAP EQUITY PARTNERS LTD.
Purchaser Name Address and          Cumberland House
Facsimile Number                    #27 Cumberland Street
                                    P.O. Box CB 13016
                                    Nassau, New Providence, The Bahamas
--------------------------------------------------------------------------------

Principal Amount of Second          USD$200,000.00
Closing Bridge Notes Purchased
--------------------------------------------------------------------------------
                                    Balboni Law Group LLC
Purchaser's Legal Counsel           3475 Lenox Road, NE, Suite 990
Address and                         Atlanta, Georgia 30326  USA
Facsimile Number                    Fax No.: (404) 812-3101
================================================================================